                                     EXHIBIT 10.4

                                 SUBSIDIARY GUARANTY


     THIS SUBSIDIARY GUARANTY, dated as of March 12, 1998 (this "Guaranty"), is made by CompUSA Holdings II Inc., a Delaware corporation, PCs Compleat, Inc., a Delaware corporation, CompUSA Holdings I Inc., a Delaware corporation, CompTeam Inc., a Delaware corporation, CompUSA Management Company, a Delaware business trust, CompUSA Stores L.P., a Texas limited partnership, and CompUSA Holdings Company, a Delaware business trust (the "Guarantors"), of the obligations of CompUSA Inc., a Delaware corporation ("Company"), under the Credit Agreement (defined below) among the Company, NationsBank of Texas, N.A. as Administrative Lender ("Administrative Lender"), and the lenders that are parties to the Credit Agreement (singly, a "Lender" and collectively, the "Lenders").

                                      BACKGROUND

     1. The Company, the Administrative Lender, and the Lenders have entered into a Second Amended and Restated Credit Agreement, dated as of March 12, 1998 (said Credit Agreement, as it may hereafter be amended or otherwise modified from time to time, being the "Credit Agreement"). The capitalized terms not otherwise defined herein have the meanings specified in the Credit Agreement.

     2. Pursuant to the Credit Agreement, the Company may, subject to the terms of the Credit Agreement and the other Loan Documents, request that the Lenders make Advances.

     3. It is a requirement of Section 7.3(b) of the Credit Agreement that each Guarantor guarantee repayment of the Obligations upon the terms and conditions set forth herein.

     4. The Board of Directors or regular trustees of either each Guarantor or its general partner, as appropriate, has determined that the execution, delivery, and performance of this Guaranty is necessary and convenient to the conduct, promotion, and attainment of each such Guarantor's business.

     5. The Guarantors desire to induce the Lenders to make such Advances, which may reasonably be expected to benefit, directly or indirectly, each Guarantor.

     NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to make Advances under the Credit Agreement, the Guarantors hereby agree as follows:

     1.   GUARANTY.

          (a) Each Guarantor, jointly and severally, hereby unconditionally guarantees the punctual payment of, and promises to pay, when due, whether at stated maturity, by mandatory prepayment, by acceleration or otherwise, all obligations, indebtedness and liabilities, and all rearrangements, renewals and extensions of all or any part thereof, of the Company or any Subsidiary now or hereafter arising from, by virtue of or pursuant to the Credit Agreement, the Notes, any other Loan Document, and any and all renewals and extensions thereof, or any part thereof, or future amendments thereto, whether for principal, interest (including, without limitation, interest, fees and other charges that would accrue or become owing both prior to and subsequent to and but for the commencement of any proceeding against or with respect to the Company under any chapter of the Bankruptcy Code of 1978, 11 U.S.C. Section 101 ET SEQ. whether or not a claim is allowed for the same in any such proceeding), premium, fees, commissions, expenses or otherwise (such obligations being the "Obligation"), and agrees to pay any and all reasonable expenses (including reasonable counsel fees and expenses) incurred in enforcement or collection of all or any part thereof, whether such obligations, indebtedness and liabilities are direct, indirect, fixed, contingent, joint, several or joint and several, and any rights under this Guaranty.

          (b) Anything contained in this Guaranty to the contrary notwithstanding, the obligations of each Guarantor hereunder shall be limited to a maximum aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any applicable provisions of comparable state law (collectively, the "Fraudulent Transfer Laws"), in each case after giving effect to all other liabilities of such Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, any liabilities of such Guarantor in respect of intercompany indebtedness to the Company or other Affiliates of the Company to the extent that such indebtedness would be discharged in an amount equal to the amount paid by such Guarantor hereunder) and after giving effect as assets to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation or contribution of such Guarantor pursuant to (i) Applicable Law or (ii) any agreement providing for an equitable allocation among such Guarantor and other Affiliates of the Company of obligations arising under guaranties by such parties (such limitation being the "Cap").

     2. GUARANTY ABSOLUTE. The Guarantors guarantee that the Obligation will be paid strictly in accordance with the terms of the Credit Agreement, the Notes, and the other Loan Documents, regardless of any Applicable Law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Lender with respect thereto; provided, however, nothing contained in this Guaranty shall require the Guarantors to make any payment under this Guaranty in violation of any Applicable Law, regulation or order now or hereafter in effect. The obligations and liabilities of each Guarantor hereunder are independent of the obligations of the Company under the Credit Agreement and any Applicable Law. The liability of each Guarantor under this Guaranty shall be absolute and unconditional irrespective of:

          (a) the taking or accepting of any other security or guaranty for any or all of the Obligations, including any reduction or termination of any Commitment;

          (b) any increase, reduction or payment in full at any time or from time to time of any part of the Obligation;

          (c) any lack of validity or enforceability of the Credit Agreement, the Notes, or any other Loan Document or other agreement or instrument relating thereto, including but not limited by the unenforceability of all or any part of the Obligation by reason of the fact that (i) the Obligation, and/or the interest paid or payable with respect thereto, exceeds the amount permitted by Applicable Law, (ii) the act of creating the Obligation, or any part thereof, is ULTRA VIRES, (iii) the officers creating same acted in excess of their authority, or (iv) for any other reason;

          (d) any lack of corporate power of the Company or any other Person at any time liable for the payment of any or all of the Obligation;

          (e) any insolvency, bankruptcy, reorganization, receivership or other proceeding under any applicable liquidation, conservatorship, bankruptcy, moratorium, arrangement, receivership, insolvency, reorganization, or similar laws from time to time in effect affecting the rights of creditors generally (collectively, "Debtor Relief Laws") involving the Company, any Guarantor or any other Person obligated on any of the Obligation;

          (f) any renewal, compromise, extension, acceleration or other change in the time, manner or place of payment of, or in any other term of, all or any of the Obligation; any adjustment, indulgence, forbearance, or compromise that may be granted or given by any Lender or the Administrative Lender to the Company, any Guarantor, or any Person at any time liable for the payment of any or all of the Obligation; or any other modification, amendment, or waiver of or any consent to departure from the Credit Agreement, the Notes, or any other Loan Document and other agreement or instrument relating thereto without notification of any Guarantor (the right to such notification being herein specifically waived by Guarantors);

          (g) any exchange, release, sale, subordination, or non-perfection of any collateral or Lien therein or any lack of validity or enforceability or change in priority, destruction, reduction, or loss or impairment of value of any collateral or Lien therein;

          (h) any release or amendment or waiver of or consent to departure from any other guaranty for all or any of the Obligation;

          (i) the failure by any Lender or the Administrative Lender to make any demand upon or to bring any legal, equitable, or other action against the Company or any other Person (including without limitation any other Guarantor), or the failure or delay by any Lender or the Administrative Lender to, or the manner in which any Lender or the Administrative Lender shall, proceed to exhaust rights against any direct or indirect security for the Obligation;

          (j) the existence of any claim, defense, set-off, or other rights which the Company or any Guarantor may have at any time against the Company, the Lenders, or any Guarantor, or any other Person, whether in connection with this Guaranty, the Loan Documents, the transactions contemplated thereby, or any other transaction;

          (k) any failure of any Lender or the Administrative Lender to notify any Guarantor of any renewal, extension, or assignment of the Obligation or any part thereof, or the release of any security, or of any other action taken or refrained from being taken by any Lender or the Administrative Lender, it being understood that the Lenders and the Administrative Lender shall not be required to give any Guarantor any notice of any kind under any circumstances whatsoever with respect to or in connection with the Obligation;

          (l) any payment by the Company to the Lenders or the Administrative Lender is held to constitute a preference under any Debtor Relief Law or if for any other reason the Lenders or the Administrative Lender is required to refund such payment or pay the amount thereof to another Person; or

          (m) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Company, any Guarantor, any other guarantor or other Person liable on the Obligation, including without limitation any defense by reason of any disability or other defense of the Company, or the cessation from any cause whatsoever of the liability of the Company, or any claim that the Guarantors' obligations hereunder exceed or are more burdensome than those of the Company.

This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligation is rescinded or must otherwise be returned by any Lender or any other Person upon the insolvency, bankruptcy or reorganization of the Company, any Guarantor or otherwise, all as though such payment had not been made.

     3. WAIVER. To the extent not prohibited by Applicable Law, each Guarantor hereby waives: (a) promptness, protests, diligence, presentments, acceptance, performance, demands for performance, notices of nonperformance, notices of protests, notices of dishonor, notices of acceptance of this Guaranty and of the existence, creation or incurrence of new or additional indebtedness, and any of the events described in SECTION 2 and of any other occurrence or matter with respect to any of the Obligation, this Guaranty or any of the other Loan Documents; (b) any requirement that the Administrative Lender or any Lender protect, secure, perfect, or insure any Lien or security interest or any property subject thereto or exhaust any right or take any action against the Company or any other Person or any collateral or pursue any other remedy in the Administrative Lender's or any Lender's power whatsoever; (c) any right to assert against the Administrative Lender or any Lender as a counterclaim, set-off or cross-claim, any counterclaim, set-off or claim which it may now or hereafter have against the Company or other Person liable on the Obligation; (d) any right to seek or enforce any remedy or right that the Administrative Lender or any Lender now has or may hereafter have against the Company (to the extent permitted by Applicable Law); (e) any right to participate in any collateral or any right benefiting the Administrative
Lender or the Lenders in respect of the Obligation; and (f) any right by which it might be entitled to require suit on an accrued right of action in respect of any of the Obligation or require suit against the Company or any other
Person, whether arising pursuant to Section 34.02 of the Texas Business and Commerce Code, as amended, Section 17.001 of the Texas Civil Practice and Remedies Code, as amended, Rule 31 of the Texas Rules of Civil Procedure, as amended, or otherwise.

     4.   SUBROGATION AND SUBORDINATION.

     (a) SUBROGATION. Notwithstanding any reference to subrogation contained herein to the contrary, each Guarantor hereby irrevocably waives any claim or other rights which it may have or hereafter acquire against the Company that arise from the existence, payment, performance or enforcement of such Guarantor's obligations under this Guaranty, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, indemnification, any right to participate in any claim or remedy of any Lender against the Company or any collateral which any Lender now has or hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract, statutes or common law, including without limitation, the right to take or receive from the Company, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim or other rights. If any amount shall be paid to any Guarantor in violation of the preceding sentence and the Obligations shall not have been paid in full, such amount shall be deemed to have been paid to such Guarantor for the benefit of, and held in trust for the benefit of, the Lenders, and shall forthwith be paid to the Administrative Lender to be credited and applied upon the Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement. Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Credit Agreement and that the waiver set forth in this Paragraph 4 is knowingly made in contemplation of such benefits.

     (b) SUBORDINATION. All debt and other liabilities of the Borrower and each Restricted Subsidiary to any Guarantor ("INTERCOMPANY DEBT") are expressly subordinate and junior to the Obligation to the extent provided below:

          (i) Until the Release Date, each Guarantor agrees that it will not request, demand, accept, or receive (by set-off or other manner) any payment amount, credit or reduction of all or any part of the amounts owing under any Intercompany Debt, except as specifically allowed pursuant to clause (ii) below;

          (ii) Notwithstanding the provisions of clause (i) above, the Borrower and each Restricted Subsidiary may pay to the Guarantors and the Guarantors may receive and retain from the Borrower and each Restricted Subsidiary regularly scheduled payments due and owing under the terms of any Intercompany Debt, provided that the Borrower's and each Restricted Subsidiary's right to pay and the Guarantors' right to receive any such regularly scheduled amount shall automatically and be immediately suspended and cease (A) upon the occurrence of a Default (as defined in the Credit Agreement) or (B) if, after taking into account the effect of such payment, a Default would occur and be continuing. The Guarantors' right to receive amounts under this clause (ii) (including any amounts which theretofore may have been suspended) shall automatically be reinstated in such time as the Default which was the basis of such suspension has been cured to the Lenders' satisfaction (provided that no subsequent Default has occurred) or such earlier date, if any, and the Administrative Lender gives notice to the Guarantors of reinstatement by the Determining Lenders, in the Determining Lenders' sole discretion;

          (iii) If any Guarantor receives any payment on any Intercompany Debt in violation of this Guaranty, such Guarantor will hold such payment in trust for the Lenders and will immediately deliver such payment to the Administrative Lender;

          (iv) Until the Release Date, no Guarantor will demand or accelerate the maturity of all or any part of any Intercompany Debt, nor collect or enforce, or attempt to collect or enforce, from the Borrower or any Restricted Subsidiary all or any part of any Intercompany Debt, whether through the commencement or joinder of a suit, action or proceeding of any type (judicial or otherwise) or proceeding under any Debtor Relief Laws (the "INSOLVENCY PROCEEDING"), the enforcement of any rights against any property of the Borrower or any Restricted Subsidiary, or otherwise, except where any Lender shall request such Guarantor to file a claim in connection with any such proceeding and except as set forth in clause (v); and

          (v) In the event of any Insolvency Proceeding, the Obligation shall first be paid, discharged and performed in full before any payment or performance is made upon any Intercompany Debt notwithstanding any other provisions which may be made in such Insolvency Proceeding. In the event of any Insolvency Proceeding, each Guarantor will at any time prior to the Release Date (A) file, at the request of any Lender, any claim, proof of claim or similar instrument necessary to enforce the Borrower's or any Restricted Subsidiary's obligation to pay any Intercompany Debt, and
     (B) hold in trust for and pay to the Lenders any and all monies, obligations, property, stock dividends or other assets received in any such proceeding on account of any Intercompany Debt in order that the Lenders may apply such monies or the cash proceeds of such other assets to the Obligation. In the event that any Guarantor fails to take such action upon any Lender's request, such Lender shall be deemed to have been appointed the attorney-in-fact for such Guarantor with respect to any Intercompany Debt, and such Lender may in that capacity (i) demand, sue for, collect and receive any and all such monies, dividends or other assets, (ii) file any claim, proof of claim or similar instrument, and (iii) institute such other proceedings which such Lender, may deem reasonably necessary for the collection of the Obligation and the enforcement of the terms of this Guaranty. Upon request of any Lender, each Guarantor will execute and deliver to such Lender such other and further powers of attorney or other instruments as such Lender may reasonably request to effect the purposes of this Guaranty. If in any proceeding to enforce the payment of the Obligation it becomes necessary that any Guarantor itself prove such claims, such Guarantor shall do so upon reasonable request by such Lender. In proving these claims, however, such Guarantor shall act as the collection agent of such Lender and shall promptly pay any funds so received to such Lender.

     5. REPRESENTATIONS AND WARRANTIES. Each Guarantor hereby represents and warrants that all representations and warranties as they apply to such Guarantor only set forth in Article 4 of the Credit Agreement (each of which is hereby incorporated by reference) is true and correct.

     6. COVENANTS. Each Guarantor hereby expressly assumes, confirms, and agrees to perform, observe, and be bound by all conditions and covenants set forth in the Credit Agreement, to the extent applicable to it, as if it were a signatory thereto. Each Guarantor further covenants and agrees (a) punctually and properly to perform all of such Guarantor's covenants and duties under any other Loan Documents; (b) from time to time promptly to furnish the Administrative Lender with any information or writings which the Administrative Lender may request concerning this Guaranty; and (c) promptly to notify the Administrative Lender of any claim, action, or proceeding affecting this Guaranty.

     7. AMENDMENTS, ETC. No amendment or waiver of any provision of this Guaranty nor consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Lenders, the Administrative Lender, or the Determining Lenders and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     8. ADDRESSES FOR NOTICES. Unless otherwise provided herein, all notices, requests, consents and demands shall be in writing and shall be delivered by hand or overnight courier service, mailed or sent by telecopy to the respective addresses specified herein, or, as to any party, to such other addresses as may be designated by it in written notice to all other parties. All notices, requests, consents and demands hereunder shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or sent by telecopy, or if mailed, effective on the earlier of actual receipt or three (3) days after being mailed by certified mail, return receipt requested, postage prepaid, addressed as aforesaid.

     9. NO WAIVER; REMEDIES. No failure on the part of the Administrative Lender or any Lender to exercise, and no delay in exercising, any right hereunder or under any of the Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder or under any of the Loan Documents preclude any other or further exercise thereof or the exercise of any other right. Neither the Administrative Lender nor any Lender shall be required to (a) prosecute collection or seek to enforce or resort to any remedies against the Company or any other Person liable on any of the Obligation, (b) join the Company or any other Person liable on any of the Obligation in any action in which Lender prosecutes collection or seeks to enforce or resort to any remedies against the Company or other Person liable on any of the Obligation, or (c) seek to enforce or resort to any remedies with respect to any Liens granted to (or benefiting, directly or indirectly) the Administrative Lender or any Lender by the Company or any other Person liable on any of the Obligation. Neither the Administrative Lender nor any Lender shall have any obligation to protect, secure or insure any of the Liens or the properties or interests in properties subject thereto. The remedies herein provided are cumulative and not exclusive of any remedies provided by Applicable Law.

     10. RIGHT OF SET-OFF. Upon the occurrence and during the continuance of any Event of Default, each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of any Guarantor against any and all of the obligations of any Guarantor now or hereafter existing under this Guaranty, irrespective of whether or not such Lender shall have made any demand under this Guaranty. Each Lender agrees promptly to notify such Guarantor after any such set-off and application, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender under this
SECTION 10 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Lender may have.

     11. LIENS. To the extent not prohibited by Applicable Law, each Guarantor agrees that the Administrative Lender or any Lender, in its discretion, without notice or demand and without affecting either the liability of such Guarantor, the Company or any other Person liable on any of the Obligation under, or the Liens and security interests created by, this Guaranty, or any security interest or other Lien, may foreclose any deed of trust or mortgage or similar Lien covering interests in real or personal property, and the interests in real or personal property secured thereby, by nonjudicial sale; and such Guarantor hereby waives any defense to the recovery by the Administrative Lender or any Lender hereunder against the Company, such Guarantor or any collateral of any deficiency after a nonjudicial sale and such Guarantor expressly waives any defense or benefits that may be derived from Chapter 34 of the Texas Business and Commerce Code, Section 51.003 of the Texas Property Code, or any similar statute in effect in any other jurisdiction. Without limiting the foregoing, each Guarantor waives, to the extent not prohibited by Applicable Law, any defense arising out of any such nonjudicial sale even though such sale operates to impair or extinguish any right of reimbursement or subrogation or any other right or remedy of such Guarantor against the Company or any other Person or any Collateral or any other collateral. Each Guarantor hereby agrees that such Guarantor shall be liable, subject to the limitations of SECTION 1 hereof, for any part of the Obligation remaining unpaid after any foreclosure.

     12. CONTINUING GUARANTY; TRANSFER OF NOTES. This Guaranty is an irrevocable continuing guaranty of payment and shall (a) subject to the last sentence of SECTION 2, remain in full force and effect until final payment in full after termination of the Commitments of the Obligation and all other amounts payable under this Guaranty, (b) be binding upon each Guarantor, its successors and assigns, and (c) inure to the benefit of and be enforceable by each Lender and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), to the extent permitted by the Credit Agreement, each Lender may assign or otherwise transfer its rights under the Credit Agreement, the Notes or any of the Loan Documents or any interest therein to any other Person, and such other Person shall thereupon become vested with all the rights or any interest therein, as appropriate, in respect thereof granted to the Lender herein or otherwise.

     13. INFORMATION. Each Guarantor acknowledges and agrees that it shall have the sole responsibility for obtaining from the Company such information concerning the Company's financial condition or business operations as such Guarantor may require, and that neither the Administrative Lender nor any Lender has any duty at any time to disclose to any Guarantor any information relating to the business operations or financial condition of the Company.

     14. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE UNITED STATES OF AMERICA. WITHOUT EXCLUDING ANY OTHER JURISDICTION, EACH GUARANTOR AGREES THAT THE STATE AND FEDERAL COURTS OF TEXAS LOCATED IN DALLAS, TEXAS, SHALL HAVE JURISDICTION OVER PROCEEDINGS IN CONNECTION HEREWITH.

     15. WAIVER OF JURY TRIAL. EACH GUARANTOR, THE ADMINISTRATIVE LENDER, AND THE LENDERS HEREBY KNOWINGLY, VOLUNTARILY, IRREVOCABLY AND INTENTIONALLY WAIVE, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OF THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY. THIS PROVISION IS A MATERIAL INDUCEMENT TO EACH LENDER ENTERING INTO THE CREDIT AGREEMENT.

     16. RATABLE BENEFIT. This Guaranty is for the ratable benefit of the Lenders, each of which shall share any proceeds of this Guaranty pursuant to the terms of the Credit Agreement.

     17. GUARANTOR INSOLVENCY. Should any Guarantor become insolvent, fail to pay its debts generally as they become due, voluntarily seek, consent to, or acquiesce in the benefits of any Debtor Relief Law or become a party to or be made the subject of any proceeding provided for by any Debtor Relief Law (other than as a creditor or claimant) that could suspend or otherwise adversely affect the rights of any Lender granted hereunder, then, the obligations of such Guarantor under this Guaranty shall be, as between such Guarantor and such Lender, a fully-matured, due, and payable obligation of such Guarantor to such Lender (without regard to whether the Company is then in default under the Credit Agreement or whether any part of the Obligation is then due and owing by the Company to such Lender), payable in full by such Guarantor to such Lender upon demand, which shall be the estimated amount owing in respect of the contingent claim created hereunder.

     18. SEVERABILITY. Any provision of this Guaranty which is for any reason prohibited or found or held invalid or unenforceable by any court or governmental agency shall be ineffective to the extent of such prohibition or invalidity or unenforceability without invalidating the remaining provisions hereof in such jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

     19. ENTIRE AGREEMENT. THIS GUARANTY, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES

HERETO.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.


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                                    -10-

     IN WITNESS WHEREOF, the Guarantors have caused this Guaranty to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                       COMPUSA HOLDINGS II INC.



                                       By: /s/ Mark R. Walker
                                          -------------------------------------
                                          Name:  Mark R. Walker
                                          Title:  Vice President
Address for all Guarantors:

CompUSA Inc.
14951 North Dallas Parkway
Dallas, Texas 75240
Attention:  Mark R. Walker
            Senior Vice President and General Counsel

                                       COMPUSA HOLDINGS I INC.



                                       By: /s/ Mark R. Walker
                                          -------------------------------------
                                          Name:  Mark R. Walker
                                          Title:  Vice President


                                       PCs COMPLEAT, INC.



                                       By: /s/ Mark R. Walker
                                          -------------------------------------
                                          Name:  Mark R. Walker
                                          Title:  Vice President


                                       COMPTEAM INC.



                                       By: /s/ Mark R. Walker
                                          -------------------------------------
                                          Name:  Mark R. Walker
                                          Title:  Vice President

                                       COMPUSA MANAGEMENT COMPANY



                                       By: /s/ Mark R. Walker
                                          -------------------------------------
                                          Name:  Mark R. Walker
                                          Title:  Vice President


                                       COMPUSA STORES L.P.

                                       By: COMPUSA INC., its general partner



                                          By: /s/ Mark R. Walker
                                             -----------------------------------
                                             Name:  Mark R. Walker
                                             Title: Sr. Vice President-Secretary

                                       COMPUSA HOLDINGS COMPANY



                                       By: /s/ Mark R. Walker
                                          -------------------------------------
                                          Name:  Mark R. Walker
                                          Title: Vice President










                                    -12-